                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (Company), intends to file with the Securities and Exchange Commission (Commission) under the Securities Exchange Act of 1934, as amended (Act), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of January, 1994.


                            /s/ HOWARD H. BAKER, JR.
                                Howard H. Baker, Jr.

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (Company), intends to file with the Securities and Exchange Commission (Commission) under the Securities Exchange Act of 1934, as amended (Act), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of January, 1994.



                            /s/ DOUGLAS J. BOURNE
                                Douglas J. Bourne

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (Company), intends to file with the Securities and Exchange Commission (Commission) under the Securities Exchange Act of 1934, as amended (Act), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of January, 1994.



                            /s/ W. J. BOVAIRD
                                W. J. Bovaird

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (Company), intends to file with the Securities and Exchange Commission (Commission) under the Securities Exchange Act of 1934, as amended (Act), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of January, 1994.



                            /s/ W. L. LYONS BROWN, JR.
                                W. L. Lyons Brown, Jr.

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (Company), intends to file with the Securities and Exchange Commission (Commission) under the Securities Exchange Act of 1934, as amended (Act), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 21st day of January, 1994.



                            /s/ ALLEN H. CARRUTH
                                Allen H. Carruth

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (Company), intends to file with the Securities and Exchange Commission (Commission) under the Securities Exchange Act of 1934, as amended (Act), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of January, 1994.



                            /s/ ERNEST H. COCKRELL
                                Ernest H. Cockrell

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (Company), intends to file with the Securities and Exchange Commission (Commission) under the Securities Exchange Act of 1934, as amended (Act), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of January, 1994.



                            /s/ HARRY H. CULLEN
                                Harry H. Cullen

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (Company), intends to file with the Securities and Exchange Commission (Commission) under the Securities Exchange Act of 1934, as amended (Act), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of January, 1994.



                            /s/ ALFONSO FANJUL
                                Alfonso Fanjul

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (Company), intends to file with the Securities and Exchange Commission (Commission) under the Securities Exchange Act of 1934, as amended (Act), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of January, 1994.



                            /s/ C. W. FLINT, JR.
                                C. W. Flint, Jr.

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (Company), intends to file with the Securities and Exchange Commission (Commission) under the Securities Exchange Act of 1934, as amended (Act), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of January, 1994.



                            /s/ BAINE P. KERR
                                Baine P. Kerr

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (Company), intends to file with the Securities and Exchange Commission (Commission) under the Securities Exchange Act of 1934, as amended (Act), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 20th day of January, 1994.



                            /s/ CHARLES BERDON LAWRENCE
                                Charles Berdon Lawrence

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (Company), intends to file with the Securities and Exchange Commission (Commission) under the Securities Exchange Act of 1934, as amended (Act), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of January, 1994.



                            /s/ J. HUGH LIEDTKE
                                J. Hugh Liedtke

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (Company), intends to file with the Securities and Exchange Commission (Commission) under the Securities Exchange Act of 1934, as amended (Act), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of January, 1994.



                            /s/ BRENT SCOWCROFT
                                Brent Scowcroft

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (Company), intends to file with the Securities and Exchange Commission (Commission) under the Securities Exchange Act of 1934, as amended (Act), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of January, 1994.



                            /s/ CYRIL WAGNER, JR.
                                Cyril Wagner, Jr.